PRELIMINARY INFORMATION STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) and 14(f)

of the Securities Exchange Act of 1934

and

Rules 14c and 14f-1thereunder

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PhoneBrasil International, Inc.
(Name of Registrant as Specified in Its Charter)

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PRELIMINARY INFORMATION STATEMENT

PhoneBrasil International, Inc.

21 Omaha Street, Dumont

New Jersey 07628

Telephone: (201) 387-7700

INFORMATION STATEMENT

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

You are not being asked to take or approve any action.

This Information Statement is being provided to you solely for your information.

GENERAL INFORMATION

Why am I receiving this Information Statement?

This Information Statement is mailed or furnished to the holders of record of the outstanding shares of Common Stock, par value $0.000001 per share (the “Common Stock”) of PhoneBrasil International, Inc., a New Jersey corporation (the “Company”) in connection with the action by written consent of shareholders taken without a meeting on October 1, 2021 to (a) approve an amendment to the Certificate of Incorporation (the “Certificate of Amendment”) to (i) effect a reverse split of the issued and outstanding shares of Common Stock at the ratio of one-for-100 (the “Reverse Split Ratio”) whereby every 100 shares of the issued and outstanding or treasury shares of Common Stock would be combined, converted and changed into one share of Common Stock (the “Reverse Split”), (ii) reduce, simultaneously with the Reverse Split, the authorized shares of Common Stock from 1,650,000,000 shares to 75,000,000 shares (the “Authorized Common Stock Reduction”), (iii) increase, simultaneously with the Reverse Split, the par value of the Company’s capital stock from $0.000001 to $0.001 (the “Par Value Increase”), and (vi) change the corporate name of the Company to Americrew Inc. (the “Name Change”), and (b) approve an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company will merge with and into its newly formed wholly-owned subsidiary organized under the laws of the State of Delaware for the sole purpose of changing the Company’s state of incorporation from New Jersey to Delaware (the “Reincorporation”).

The Certificate of Amendment is attached hereto as Annex A. The Merger Agreement is attached to this Information Statement as Annex B.

This Information Statement also contains information regarding the proposed change in a majority of the Board of Directors of the Company (the “Board”) as required by Section 14(f) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14f-1 thereunder, to be effected pursuant to the Share Exchange Agreement, dated August 12, 2021 (the “Exchange Agreement”), by and among the Company, Mikab Corporation, a New Jersey corporation (“Mikab”), and Mikab’s stockholders.

You are urged to read this Information Statement carefully and in its entirety for a description of the Certificate of Amendment, the Reverse Split, the Authorized Common Stock Reduction, the Par Value Increase, the Name Change, the Merger Agreement and Reincorporation, and other information regarding the actions taken by written consent of the Company’s shareholders.

This Information Statement is first being mailed on or about October 14, 2021. Pursuant to the New Jersey Business Corporation Act (the “NJBCA”), the Company is required to provide prompt notice to the shareholders who have not consented in writing. This Information Statement shall constitute notice of the action by the Company’s shareholders without a meeting in accordance with Rule 14c-2 promulgated under the Exchange Act and notice of shareholder action by less than unanimous written consent pursuant to Section 14A:5-6(2)(b) of the NJBCA.

When is the record date?

The close of business on October 1, 2021 is the record date (the “Record Date”) for the determination of the shareholders entitled to consent and to receive this Information Statement.

What constitutes the voting power of the Company?

On the Record Date, the date we received the consent of the holders of more than a majority of our outstanding voting power, there were (i) 29,034,000 shares of Common Stock and (ii) 3,094,503.43 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) outstanding. Each share of Common Stock is entitled to one vote. Each share of Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, which as of the Record Date was 500 shares of Common Stock per one share of Series A Preferred Stock. Accordingly, as of the Record Date the Company’s outstanding voting power consisted of a total of 1,576,285,715 votes. Shareholders owning a total of 804,821,145 votes approved the corporate actions described in this Information Statement (the “Majority Shareholders”).

What vote was required to approve the corporate actions described in this Information Statement?

In accordance with the New Jersey Business Corporation Act (the “NJBCA”) and our Bylaws, the affirmative vote of a majority of the outstanding voting power entitled to vote thereon is required to approve the Certificate of Amendment and the transactions contemplated thereby by a written consent.

In accordance with the NJBCA and our Bylaws, the affirmative vote of a majority of the outstanding voting power entitled to vote thereon is required to approve the Merger Agreement and the Reincorporation.

What vote was obtained to approve the corporate actions described in this Information Statement?

On October 1, 2021, shareholder approval was obtained via written consent of our Majority Shareholders. As of the Record Date, our Majority Shareholders owned in the aggregate 18,000,000 shares of Common Stock and 1,609,642.29 shares of Series A Preferred Stock convertible into 804,821,145 shares of Common Stock, equal to 52.2% of the outstanding voting power as of the Record Date.

When will the corporate actions describe in this Information Statement be effective?

The Certificate of Amendment will not be considered effective until the earlier of (i) the expiration of at least 20 calendar days after the mailing of this Information Statement to our shareholders, and (ii) clearance by the Financial Industry Regulatory Authority (“FINRA”) of the Reverse Split, the Par Value Increase and the Name Change. The Company anticipates filing the Certificate of Amendment as soon as possible after the above conditions have been met.

The Reincorporation will not be considered effective until the earlier of (i) the expiration of at least 20 calendar days after the mailing of this Information Statement to our shareholders, and (ii) clearance by FINRA. The Company anticipates filing a Certificate of Merger in each of New Jersey and Delaware as soon as possible after the Certificate of Amendment implementing the Reverse Split, the Authorized Common Stock Reduction, the Par Value Increase and the Name Change has become effective, and the above conditions have been met.

Who is paying the cost of this Information Statement?

The entire cost of furnishing this Information Statement will be paid by the Company.

Does any person have an interest in the approval of the Certificate of Amendment, the Merger Agreement and Reincorporation?

None of the officers or directors of the Company have any interest in any of the matters described in this Information Statement.

AMENDEDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors of the Company and the Majority Shareholders have approved a Certificate of Amendment to the Certificate of Incorporation of the Company to effect (i) the Reverse Split, (ii) the Authorized Common Stock Reduction, (iii) the Par Value Increase, and (vi) the Name Change. Set forth below is the discussion of these amendments.

1.	Reverse Split, Authorized Common Stock Reduction and Par Value Increase

Background and Reasons for the Reverse Split, Authorized Common Stock Reduction and Par Value Increase

Under the Amended and Restated Certificate of Incorporation filed with the New Jersey Secretary of State on September 13, 2021, the Company is authorized to issue up to 1,650,000,000 shares of Common Stock, par value $0.000001 per share, and 10,000,000 shares of Preferred Stock, par value $0.000001 per share. Out of 10,000,000 shares of Preferred Stock, the Board has designated 3,094,600 shares as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) with such rights, preferences, privileges and limitations as set forth in the Certificate of Amendment to the Certificate of Incorporation filed with the New Jersey Secretary of State on September 24, 2021 (the “Series A COD”). Effective October 1, 2021, the 10,000,000 shares of Preferred Stock then outstanding were exchanged for 3,094,503.43 shares of Series A Preferred Stock. As of the close of business on the Record Date, there were (i) 29,034,000 shares of Common Stock and (ii) 3,094,503.43 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock is convertible into 500 shares of Common Stock, and Series A Preferred Stock is entitled to vote with Common Stock on an as-converted basis on all matters submitted to a vote by the Company’s shareholders.

The purpose of the Reverse Split is to increase the market price of Common Stock in connection with the contemplated listing of the Common Stock on a principal national securities exchange. The Board intends to implement the Reverse Split only if it believes that it is likely to improve the trading price for our Common Stock.

The Board believes that effecting the Reverse Split is desirable for a number of reasons, including:

Contemplated listing on a principal national securities exchange. Our Common Stock is currently traded on the over-the-counter market and quoted on the OTC Pink market under the symbol “PHBR”. On October 1, 2021, the last sale price of our Common Stock was $0.02 per share. We intend to apply for listing of our Common Stock on a principal national securities exchange. We expect that the Reverse Split will increase the market price of our Common Stock so that we will be able to meet the minimum bid price requirement of the listing rules of such an exchange. Presently, our Common Stock trades sporadically. As a company formed by a reverse merger, we may need to meet certain additional listing requirements in order to uplist to a securities exchange. For example, under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) we would in addition to meeting the other initial listing requirements, among other things, either need to close a $40 million firm commitment public offering in connection with the uplisting or trade on the over-the-counter market for at least one year following the filing of the Form 8-K announcing the Transaction (as defined below), and have timely filed all required periodic financial reports for the prior fiscal year, including at least one annual report. We cannot assure you we will be able complete an uplisting.

Broadening our investor base. We believe that by increasing the price of our Common Stock or potentially decreasing its volatility, the Reverse Split may allow a broader range of institutional investors to invest in our Common Stock. For example, many funds and institutions have investment guidelines and policies that prohibit them from investing in stocks trading below a certain threshold. We believe that increased institutional investor interest in the Company and our Common Stock will potentially increase the overall market for our Common Stock.

Increase in Analyst and Broker Interest. We believe the Reverse Split would help increase analyst and broker-dealer interest in our Common Stock as many brokerage and investment advisory firms’ policies can discourage analysts, advisors, and broker-dealers from following or recommending companies with low stock prices. Because of the trading volatility and lack of liquidity often associated with lower-priced stocks, many brokerage houses have adopted investment guidelines, policies and practices that either prohibit or discourage them from investing in or trading such stocks or recommending them to their customers. Some of those guidelines, policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to broker-dealers. While we recognize that we may remain a “penny stock” under the rules of the Securities and Exchange Commission (the “SEC”), if our Common Stock is not listed on a national securities exchange, we expect that the increase in the stock price resulting from the Reverse Split will position us better if our business continues to grow as we anticipate. Additionally, because brokers’ commissions and dealer mark-ups/mark-downs on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions and mark-ups/mark-downs on higher-priced stocks, the current average price per share of our Common Stock can result in shareholders or potential shareholders paying transaction costs representing a higher percentage of the total share value than would otherwise be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Split

If the Reverse Split does not result in a proportionate increase in the price of our Common Stock, we may be unable to meet the initial listing requirements of a principal national securities exchange.

We expect that the Reverse Split will increase the market price of our Common Stock so that we will be able to meet the minimum bid price requirement under the listing rules of a principal national securities exchange. However, the effect of the Reverse Split on the market price of our Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is possible that the market price of our Common Stock following the Reverse Split will not increase sufficiently for us to meet the minimum bid price requirement. If we are unable meet the minimum bid price requirement, we may not be unable to list our Common Stock on a principal national securities exchange.

Even if the Reverse Split results in the requisite increase in the market price of our Common Stock, there is no assurance that we will be able to continue to comply with the minimum bid price requirement.

Even if the Reverse Split results in the requisite increase in the market price of our Common Stock to be in compliance with the minimum bid price requirements of a principal national securities exchange, there can be no assurance that the market price of our Common Stock following the Reverse Split will remain at the level required for continued compliance with such requirement. It is not uncommon for the market price of a company’s common stock to decline in the period following a reverse stock split. If the market price of our common stock declines following the implementation of the Reverse Split, the percentage decline may be greater than would occur in the absence of the Reverse Split. In any event, other factors unrelated to the number of shares of our Common Stock outstanding, such as negative financial or operational results, could adversely affect the market price of our Common Stock and jeopardize our ability to meet or continue to comply with the minimum bid price requirement.

The Reverse Split may decrease the liquidity of our Common Stock.

The liquidity of our Common Stock may be adversely affected by the Reverse Split given the reduced number of shares that will be outstanding following the Reverse Split, especially if the market price of our common stock does not sufficiently increase as a result of the Reverse Split. In addition, the Reverse Split may increase the number of shareholders who own odd lots (less than 100 shares) of our Common Stock, creating the potential for such shareholders to experience an increase in the cost of selling their shares and greater difficulty effecting such sales.

The increased market price of our Common Stock resulting from the Reverse Split may not attract new investors, including institutional investors, and may not satisfy the investing guidelines of those investors, and consequently, the liquidity of our Common Stock may not improve.

Although we believe that a higher market price may help generate greater or broader investor interest in our Common Stock, there can be no assurance that the Reverse Split will result in a per-share price increase sufficient to attract new investors, including institutional investors. Additionally, there can be no assurance that the market price of our Common Stock will satisfy the investing guidelines of those investors. As a result, the trading liquidity of our Common Stock may not necessarily improve following the Reverse Split.

Principal Effects of the Reverse Split, Authorized Common Stock Reduction and Par Value Increase

The Reverse Split, if implemented, will have the following principal effects:

●	the number of outstanding shares of Common Stock and treasury stock will decrease based on the Reverse Split Ratio;

●	the number of shares of the Company’s Common Stock held by individual shareholders will decrease based on the Reverse Split Ratio, and the number of shareholders who own “odd lots” of less than 100 shares of our Common Stock will increase;

●	the number of shares of Common Stock issuable upon exercise of outstanding warrants or conversion of outstanding convertible securities (if any) and the exercise price of such outstanding warrants and the conversion price of such outstanding convertible securities (if any), will be adjusted in accordance with their respective terms based on the Reverse Split Ratio;

●	the shares of the Series A Preferred Stock outstanding immediately prior to the Effective Time will automatically convert into Common Stock pursuant to the Series A COD, such that following the Effective Time there will be no shares of Series A Preferred Stock outstanding and the number of shares of Common Stock outstanding will increase by approximately 15.5 million shares, on a post-Reverse Split basis.

Additionally, simultaneously with the Reverse Split the number of shares of Common Stock the Company is authorized to issue will be reduced from 1,650,000,000 shares to 75,000,000 shares, and the par value of the Common Stock will be increased from $0.000001 per share to $0.001 per share.

Shares of Common Stock after the Reverse Split will be fully paid and non-assessable. The amendment will not change any of the other terms of our Common Stock. Following the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of Common Stock prior to the Reverse Split. Following the Reverse Split, we will continue to be subject to the reporting requirements of the Exchange Act.

Because the authorized Common Stock will not be reduced at the same ratio as the Reverse Split Ratio, the Reverse Split will have an overall effect of increasing the authorized but unissued shares of Common Stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Split and the Authorized Common Stock Reduction” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our Common Stock.

Fractional Shares

No fractional shares will be issued as the result of the Reverse Split. We will round up any fractional shares resulting from the Reverse Split to the nearest whole share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Procedure for Implementing the Reverse Split

The Reverse Split, the Authorized Common Stock Reduction, and the Par Value Increase would become effective upon the filing with the New Jersey Secretary of State of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of the time of filing or such other time set forth in the Certificate of Amendment (the “Effective Time”), as determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our shareholders. Additionally, the Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Split if, at any time prior to the filing of the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interest of the Company and the our shareholders to effect the Reverse Split. Beginning at the Effective Time, each certificate representing shares of Common Stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the Reverse Split.  The form of Certificate of Amendment implementing, among other things, the Reverse Split, the Authorized Common Stock Reduction and the Par Value Increase is attached to this Information Statement as Annex A.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, used to identify our equity securities.  Stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Effect on Beneficial Owners of Common Stock

Upon the implementation of the Reverse Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names with Worldwide Stock Transfer, LLC, the Company’s transfer agent (the “Transfer Agent”). Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures for processing the Reverse Split. Shareholders who hold our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Effect on Registered “Book-Entry” Holders of Common Stock

Certain registered holders of our Common Stock may hold some or all of their shares electronically in book-entry form with the Transfer Agent. These shareholders do not have stock certificates evidencing their Common Stock ownership. Such shareholders are, however, provided with a statement reflecting the number of shares registered in their accounts. Shareholders who hold shares electronically in book-entry form with the Transfer Agent will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on their next statement.

Exchange of Stock Certificates

We expect that the Transfer Agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., shareholders who hold their shares directly in their own name and not through a broker) in connection with the Reverse Split.  As soon as practicable after the filing of the Certificate of Amendment, registered holders of certificated pre-Reverse Stock Split shares may be asked to surrender to the Transfer Agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new stock certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent.

For street name holders of pre-Reverse Split shares (i.e., shareholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the Effective Time.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

Simultaneously with the Reverse Split the par value of our Common Stock will be increased from $0.000001 per share to $0.001 per share. However, the par value of our Common Stock will not increase at the same ratio as the Reverse Split Ratio. As a result of the Reverse Split and the Par Value Increase, following the Effective Time, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be increased in proportion to the Reverse Split and the Par Value Increase. Our additional paid-in capital account, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of Common Stock, shall be decreased in proportion to the stated capital increase. Our shareholders’ equity, in the aggregate, will remain unchanged. However, after the Reverse Split, net income or loss per share, and other per share amounts, will be increased because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Split would be recast to give retroactive effect to the Reverse Split.

Certain Federal Income Tax Consequences

Each shareholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your particular situation.

The following discussion of the material U.S. federal income tax consequences of the Reverse Split is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements and judicial decisions now in effect. Those legal authorities are subject to change at any time by legislative, judicial or administrative action, possibly with retroactive effect to the Reverse Split. No ruling from the IRS with respect to the matters discussed below has been requested, and there is no assurance that the IRS or a court would agree with the conclusions set forth in this discussion. The following discussion assumes that the pre-split shares of Common Stock were, and post-split shares will be, held as “capital assets” as defined in the Code. This discussion may not address certain U.S. federal income tax consequences that may be relevant to particular shareholders in light of their specific circumstances or to certain types of shareholders (like dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the U.S. federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

We will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split.

A shareholder will not recognize gain or loss for U.S. federal income tax purposes on the exchange of pre-Reverse Split shares of our Common Stock for post-Reverse Split shares of our Common Stock in the Reverse Split. A shareholder’s aggregate tax basis in the post-Reverse Split shares of our Common Stock the shareholder receives in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the pre-Reverse Split shares of our Common Stock the shareholder surrenders in exchange therefor. A shareholder’s holding period for the post-Reverse Split shares of our Common Stock the shareholder receives in the Reverse Split will include the shareholder’s holding period for the pre-Reverse Split shares of our Common Stock the shareholder surrenders in exchange therefor. Shareholders who have different bases or holding periods for pre-Reverse Split shares of our Common Stock should consult their tax advisors regarding their bases or holding periods in their post-Reverse Split Common Stock.

Anti-Takeover Effects of the Reverse Split and the Authorized Common Stock Reduction

The effective increase in our authorized and unissued shares of Common Stock resulting from the Reverse Split and the Authorized Common Stock Reduction could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Split and the Authorized Common Stock Reduction could make it more difficult to accomplish a merger or similar transaction, even if such transaction is beneficial to the shareholders. The Board might use the additional shares to resist or frustrate, by issuing additional shares of Common Stock, a third-party takeover effort favored by a majority of the independent shareholders that would provide an above-market premium. The Reverse Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

The Reverse Split proposal is not a plan by our Board to adopt a series of amendments to our Certificate of Incorporation or Bylaws to institute an anti-takeover provision. Other than discussed under “Reincorporation” we do not have any plans or proposals to adopt any provisions in our Certificate of Incorporation or Bylaws or enter into other arrangements that may have material anti-takeover consequences.

Plans for Newly Available Shares of Common Stock

Other than a contemplated offering of 8% per annum senior secured convertible promissory notes in the aggregate principal amount of up to $15 million maturing two years from the closing (the “Notes”) and five-year warrants to purchase up to 7,881,429 shares of Common Stock (on a post-Reverse Split basis), we presently have no specific plans, nor have we entered into any agreements, arrangements or understandings with respect to the shares of authorized Common Stock that will become available for issuance as a result of the Reverse Split and the Authorized Common Stock Reduction. We expect that the Notes will be convertible into a total of 7,881,429 shares of Common Stock price at the conversion price of approximately $1.903 per share, in each case on a post-Reverse Split basis and the exercise price of the accompanying warrants will equal the conversion price of the Notes.

2.	Increase in the Par Value of Preferred Stock

The Board and the Majority Shareholders have approved an increase in the par value of the Preferred Stock from $0.000001 per share to $0.001 per share. The form of Certificate of Amendment implementing, among other things, the increase in the par value of the Preferred Stock is attached to this Information Statement as Annex A.

This increase will become effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the New Jersey Secretary of State. We anticipate that this increase will become effective simultaneously with the Reverse Split described above.

3.	Name Change

The Board and the Majority Shareholders have approved the Name Change. The Board believes that the Name Change is necessary to more accurately reflect the Company’s current business activities following the previously disclosed acquisition of all outstanding shares of common stock of Mikab pursuant to the Share Exchange Agreement in exchange for the Company’s Preferred Stock (the “Transaction”). The form of Certificate of Amendment implementing, among other things, the Name Change is attached to this Information Statement as Annex A.

The Name Change will become effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the New Jersey Secretary of State. We anticipate that the Name Change will become effective simultaneously with the Reverse Split described above.

Following the implementation of the Name Change, shareholders should continue to hold their existing stock certificates representing Common Stock. Shareholders will not be required to tender their old stock certificates in exchange for new certificates with the new name in connection with the Name Change. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the Transfer Agent.

reincorporation

The Board and the Majority Shareholders have approved an Agreement and Plan of Merger pursuant to which the Company will merge with and into Americrew Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Americrew Delaware”), resulting in the Reincorporation of the Company from the State of New Jersey to the State of Delaware. The Agreement and Plan of Merger is attached hereto as Annex B and should be read in its entirety.

The Reincorporation will become effective upon the filing of a Certificate of Merger with the New Jersey Secretary of State and the Delaware Secretary of State. We expect that the Certificate of Merger will be filed as promptly as practicable after the Effective Time of the Reverse Split, the Authorized Common Stock Reduction, the Par Value Increase and the Name Change, and upon the expiration of the 20 calendar day period prescribed by Rule 14c-2 promulgated under the Exchange Act and the NJBCA, and FINRA clearance with respect to the Reincorporation. A copy of the proposed Certificate of Incorporation under Delaware law (the “Delaware Certificate of Incorporation”) is attached hereto as Annex C and the Delaware law bylaws (the “Delaware Bylaws”) are attached hereto as Annex D.

Purpose of the Reincorporation

The Board believes that the Reincorporation will allow the Company greater flexibility and simplicity in corporate governance and will increase the marketability of the Company’s securities.

The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically amended and interpreted by the courts to respond to the evolving legal and business needs of corporations. Many corporations choose Delaware as their state of incorporation. A substantial body of court decisions construing Delaware law which has developed overtime, offers greater clarity and predictability with respect to the Company’s corporate affairs. For these reasons, the Board believes that it is in the best interest for the Company to reincorporate in Delaware from our present domicile of New Jersey. See “Significant Differences between the Corporate Laws of New Jersey and Delaware.”

Effects of the Reincorporation

Implementing the Reincorporation will have, among other things, the following effects:

●	each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of common stock, par value $0.001 per share, of Americrew Delaware, and each outstanding share of common stock of Americrew Delaware held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

●	each outstanding option or warrant to purchase Common Stock will automatically be assumed by Americrew Delaware and will represent an option, warrant, or right to acquire shares of common stock of Americrew Delaware on the basis of one share of the Company’s Common Stock for each one share of common stock of Americrew Delaware and the exercise price will remain unchanged, in each case subject to customary adjustments;

●	each outstanding promissory note convertible into Common Stock will automatically be assumed by Americrew Delaware and will represent an obligation of, and the right to acquire, upon conversion, shares of common stock of Americrew Delaware on the basis of one share of the Company’s Common Stock for each one share of common stock of Americrew Delaware and the conversion price will remain unchanged, subject to customary adjustments;

●	each certificate representing issued and outstanding shares of Common Stock will represent the same number of shares of common stock of Americrew Delaware;

●	the persons serving as executive officers and directors of the Company immediately prior to the effective time of the Reincorporation will continue to serve in such respective capacity following the effective time of the Reincorporation;

●	Certificate of Incorporation will be adopted under the laws of the State of Delaware in the form attached hereto as Annex C; and

●	Bylaws will be adopted under the laws of the State of Delaware in the form attached hereto as Annex D.

YOU WILL NOT BE REQUIRED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF AmeriCrew Delaware IN CONNECTION WITH THE REINCORPORATION. HOWEVER, YOU MAY EXCHANGE YOUR STOCK CERTIFICATES IF YOU SO CHOOSE.

Our Common Stock is currently quoted on the Pink tier of the Open Markets Group. We believe that following the effective date of the Reincorporation, our Common Stock will continue to be quoted on the Pink tier.

The Reincorporation will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company.

The Board has the authority to abandon the Reincorporation at any time prior to the filing of the Certificate of Merger in New Jersey and Delaware.

Notable Differences between the Corporate Laws of New Jersey and Delaware

The Company is incorporated under the laws of the State of New Jersey. If the Reincorporation is effected, we will reincorporate under the laws of the State of Delaware and our shareholders, whose rights currently are governed by New Jersey law and our Certificate of Incorporation and Bylaws governed by New Jersey law, will be governed by Delaware law and Certificate of Incorporation and Bylaws which have been created under Delaware law.

Set forth below is the summary of the most significant differences between New Jersey law and Delaware law. This summary is not intended to be complete, and shareholders are urged to refer to the New Jersey Business Corporation Act and the General Corporation Law of the State of Delaware to understand how these laws apply to us.

	Delaware	New Jersey
Removal of Directors

Where a corporation does not have a classified board of directors, Delaware law provides that unless otherwise provided in the certificate of incorporation, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the votes then entitled to vote on the election of directors. Where there is a classified board of directors, under Delaware law any director may be removed only for cause, unless the certificate of incorporation provides otherwise.

The Company’s Certificate of Incorporation under Delaware law provides for a classified Board and for removal of directors only for cause by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Company then entitled to vote generally in the election of directors.

New Jersey Law allows shareholders to remove directors for cause or, unless otherwise provided in the certificate of incorporation, without cause, in each case by the affirmative vote of the majority of votes cast by the holders of shares entitled to vote.

The current Certificate of Incorporation permits removal of directors without cause.

Special Meeting of Shareholders

Under Delaware law, a special shareholders’ meeting may be called by the board of directors or by any other person authorized to do so in the corporation’s certificate of incorporation or bylaws.

Under the Delaware Certificate of Incorporation and Bylaws, a special meeting of shareholders may be called by the Board, or the Chairman of the Board.

Under New Jersey law, holders of at least 10% of the shares of a corporation entitled to vote may apply to the New Jersey Superior Court to request that a special meeting of shareholders be called for good cause shown. At such a meeting, the shareholders present in person or by proxy and having voting powers will constitute a quorum for the transaction of business as may be designated in the order of the court.

Currently under our Bylaws, a special meeting of shareholders may be called by the Board, or by the holders of shares entitled to cast not less than 20% of the votes at the meeting.

Notice of Shareholders’ Meetings

Under Delaware law, the written notice of a special shareholders’ meeting must set forth the purpose or purposes for which the meeting is called.

Under Delaware law, the notice of an annual meeting is not required to state the purpose or purposes of the annual meeting.

New Jersey law requires that the written notice of any meeting specify the purpose or purposes of the meeting. Therefore, business conducted at an annual shareholders meeting is limited to the business specified in the meeting notice.
Action by Shareholders Without a Meeting

Delaware law provides that, except as otherwise stated in the certificate of incorporation, stockholders may act by written consent without a meeting.

The Delaware Certificate of Incorporation does not restrict the ability of the shareholders to take action without a meeting.

New Jersey law provides that, except as otherwise provided in the certificate of incorporation, shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize a permitted or required action at a meeting at which all shareholders entitled to vote were present and voting may act by written consent without a meeting, except in regard to the annual election of directors, which may be by written consent only if unanimous. Also, under New Jersey Law, if the action gives rise to dissenters’ rights, the board of directors must fix a date for the tabulation of consents.

The Certificate of Incorporation of the Company currently does not restrict the ability of the shareholders to take action without a meeting.

Amendments to Certificate of Incorporation

Generally under Delaware law, amendments to the certificate of incorporation of a corporation must be approved by the board of directors and then adopted by the vote of a majority of the corporation’s outstanding voting power entitled to vote thereon, unless the certificate of incorporation requires a greater vote.

The Delaware Certificate of Incorporation does not prescribe a greater vote by the shareholders for the approval of an amendment thereto than the same provided for under the Delaware law.

New Jersey law provides that a corporation may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired so long as the amendment contains only such provisions as might lawfully be contained in an original certificate of incorporation filed at the time of making such amendment. Amendments to a certificate of incorporation must be approved by the board of directors and then adopted by the vote of a majority of the votes cast by the holders of shares entitled to vote thereon.
Amendments to Bylaws

Under Delaware law, shareholders of a corporation entitled to vote and, if so provided in the certificate of incorporation, the directors of the corporation, each have the power, separately, to adopt, amend and repeal the by-laws of a corporation.

Under the Delaware Certificate of Incorporation, the Board is permitted to amend, alter or repeal the bylaws.

The Delaware Bylaws provide that in addition to the Board’s power to amend, alter or repeal the bylaws, the shareholders have the power to make new bylaws and to alter and repeal bylaws made by the Board.

Under New Jersey law, the initial bylaws of a corporation are adopted by the board of directors at its organizational meeting. Thereafter, the board of directors has the power to make, alter and repeal bylaws unless such power is reserved to the shareholders in the certificate of incorporation, but bylaws made by the board of directors may be altered or repealed, and new bylaws may be adopted, by the shareholders. The shareholders may prescribe in the bylaws that any bylaw adopted by them may not be altered or repealed by the board of directors. Whenever any amendment to the bylaws, other than with respect to the election of directors, is to be taken by vote of the shareholders, it must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, unless a greater vote is required by the certificate of incorporation or New Jersey law.

Under the Certificate of Incorporation, the Board currently is permitted to make, alter and amend the Bylaws.

The current Bylaws provide that in addition to the Board’s power to make, alter and amend the Bylaws, the shareholders have the power to make new By-Laws and to alter and repeal Bylaws made by the Board.

Anti-Takeover Provisions

Under Delaware law, if a person acquires 15% or more of the stock of a corporation without the approval of the board of directors of that corporation, thereby becoming an “interested shareholder”, that person may not engage in certain transactions, including mergers, with the corporation for a period of three years unless one of the following exceptions applies: (i) the board of directors approved the acquisition of stock or the transaction prior to the time that the person became an interested stockholder; (ii) the person became an interested stockholder and 85% owner of the voting stock of the corporation in the transaction, excluding voting stock owned by directors who are also officers and certain employee stock plans; or (iii) the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested shareholder.

A Delaware corporation may opt out of this provision of Delaware law by including a statement to that effect in the certificate of incorporation.

The Delaware Certificate of Incorporation does not provide for opting out of this provision of Delaware law.

In general, a corporation organized under the laws of New Jersey with its principal executive offices or significant business operations located in New Jersey (a “resident domestic corporation”) may not engage in a “business combination” with an “interested shareholder” for a period of five years following the interested shareholder’s becoming an interested shareholder unless (i) the business combination is approved by the board of directors prior to the stock acquisition date, or (ii) the transaction that caused the shareholder to become an interested shareholder was approved by the board of directors and any subsequent business combinations with the interested shareholder are also approved by the board of directors or a board committee consisting solely of persons who are not affiliated with the interested shareholder before the combination and the affirmative vote of the holders of a majority of the voting stock not beneficially owned by the interested shareholder. Covered business combinations include certain mergers, dispositions of assets or shares and recapitalizations. An interested shareholder is generally defined as a shareholder owning at least 10% of the voting power of a corporation’s outstanding shares. After the expiration of the five-year period, a resident domestic corporation may not engage in a business combination with the interested shareholder other than a business combination (i) approved by the board of directors prior to the interested shareholders stock acquisition date, (ii) approved by the affirmative vote of the holders of two-thirds of the voting stock not beneficially owned by such interested shareholder at a meeting for such purpose, (iii) in which the interested shareholder pays a formula price designed to ensure that all other shareholders receive at least the highest price per share paid by such interested shareholder from the date the entity became an interested shareholder, or (iv) approved by the board of directors or a board committee consisting solely of persons who are not affiliated with the interested shareholder before the combination and the affirmative vote of the holders of a majority of the voting stock not beneficially owned by the interested shareholder.

A public resident domestic corporation may not opt out of the foregoing provisions.

Dissenters’ Rights to Appraisal

Under Delaware law, a stockholder is generally entitled to demand appraisal of the fair value of his or her shares of a corporation in the event the corporation is a party to a merger or consolidation, subject to specified exceptions.

Delaware Law does not confer appraisal rights to stockholders if the corporation’s shares are:

●    listed on a national securities exchange;

●    held of record by more than 2,000 holders; or

●    shares of the constituent corporation surviving the merger or consolidation if the merger did not require the vote of the shareholders of the surviving corporation for the approval of the merger under Delaware law.

Even if these exceptions to appraisal rights apply, the holders of such shares will have appraisal rights if they are required to accept in the merger any consideration other than:

●    shares of stock of the corporation surviving or resulting from the merger or consolidation;

●    shares of stock of any other corporation that will be either listed on a national securities exchange or held of record by more than 2,000 holders;

●    cash in lieu of fractional shares; or

●    any combination of the foregoing.

The certificate of incorporation of a Delaware corporation may provide appraisal rights for stockholders upon an amendment to a corporation’s certificate of incorporation, any merger in which the corporation is a constituent or a sale of all or substantially all of the assets of the corporation.

Under New Jersey law, appraisal rights are available in connection with (i) a merger or consolidation to which the corporation is a party, (ii) any sale, lease or exchange or other disposition of all or substantially all of a corporation’s assets other than in the usual and regular course of business or (iii) an acquisition of some or all of the outstanding shares or assets of a legal entity, either directly or through a subsidiary, in exchange for the corporation’s shares, provided certain conditions are met.

A New Jersey corporation may provide in its certificate of incorporation that shareholders will have appraisal rights even where the exceptions to the availability of appraisal rights discussed below apply.

New Jersey law does not confer appraisal rights to stockholders in connection with:

●    A merger or consolidation in which the corporation is a party if the merger does not require shareholder approval.

●    the merger of the corporation into a wholly owned subsidiary if certain conditions are met.

●   (1) A merger or consolidation in which the corporation is a party or (2) a share exchange if: (a) the shares held by the corporation’s shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders or (b) in the case of a merger or consolidation, the corporation’s shareholders will receive (i) cash, (ii) shares, obligations or other securities that will either be listed on a national securities exchange or held of record by not less than 1,000 holders or (iii) a combination thereof.

●    A sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets if the shares held by the corporation’s shareholders are listed on a national securities exchange or are held of record by at least 1,000 holders.

●    A dissolution transaction in which substantially all of a corporation’s net assets are to be distributed to its shareholders within one year after the date of the transaction, where such transaction is wholly for cash, shares, obligations or other securities which will be listed on a national securities exchange or held of record by not less than 1,000 holders or a combination thereof.

Directors’ and Officers’ Liability and Indemnification

Under Delaware law, a corporation may indemnify any person who is made a party to any third-party action, suit or proceeding (other than an action by or in the right of the corporation) on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit or proceeding if the person (i) acted in good faith and in a manner reasonably believed to be in the best interests of the corporation (or in some circumstances, at least not opposed to its best interests), and (ii) in a criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Delaware law also permits a corporation to indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a current or former director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

New Jersey law permits a domestic corporation to eliminate the liability of directors or officers to the corporation or its shareholders for breach of any duty owed to the corporation or its shareholders, except for any breach of duty based on an act or omission (i) in breach of such person’s duty of loyalty, (ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by the person of an improper personal benefit. In this context, an act or omission in breach of a director’s or officer’s duty of loyalty is defined as an act or omission which the director or officer knows or believes to be contrary to the best interests of the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest.

New Jersey law provides that a domestic corporation may indemnify a corporate agent (generally defined as any person who is or was a director, officer, employee or agent of the corporation or of any constituent corporation absorbed by the corporation in a consolidation or merger and any person who is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at the request of the corporation or the legal representative of any such director, officer, trustee, employee or agent) against such person’s expenses and liabilities in connection with any proceeding involving the corporate agent by reason of being or having been such a corporate agent (other than a proceeding by or in the right of the corporation) if the corporate agent (i) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful.

To the extent that a current or former director or officer is successful on the merits or otherwise in the defense of such action, suit or proceeding, the corporation is required by Delaware law to indemnify such person for expenses actually and reasonably incurred thereby.

The indemnification and advancement of expenses provided by Delaware law do not exclude any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

The Delaware Certificate of Incorporation limits or eliminates the liability of directors, officers and agents of the Company to the fullest extent permitted by Delaware law.

New Jersey law also permits indemnification of a corporate agent against expenses incurred in connection with a derivative action or suit which involves the corporate agent, if the corporate agent acted in good faith and in a manner the corporate agent reasonably believed to be in or not opposed to the best interests of the corporation. However, no indemnification shall be provided in respect of any claim, issue or matter as to which the corporate agent is adjudged to be liable to the corporation, unless and only to the extent that the Superior Court of the State of New Jersey (or the court in which the proceeding was brought) determines upon application that the corporate agent is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

New Jersey Law requires a corporation to indemnify a corporate agent for such corporate agent’s expenses to the extent that such corporate agent has been successful on the merits or otherwise in any proceeding referred to above, or in defense of any claim, issue or matter therein. Except as required by the previous sentence, no indemnification may be made or expenses advanced, and none may be ordered by a court, if such indemnification or advancement would be inconsistent with (i) a provision of the certificate of incorporation, (ii) bylaws, (iii) a resolution of the board of directors or the shareholders of the corporation, (iv) an agreement to which the corporation is a party or (v) other proper corporate action in effect at the time of the accrual of the alleged cause of action asserted in the proceeding, which prohibits, limits or otherwise conditions the exercise of indemnification powers by the corporation or the rights of indemnification to which a corporate agent may be entitled.

The indemnification and advancement of expenses permitted by New Jersey law do not exclude any other rights to which the corporate agent may be entitled under a provision of the certificate of incorporation, its bylaws, agreement, vote of shareholders, or otherwise; provided that no indemnification is permitted if a judgment or other final adjudication adverse to the corporate agent establishes that the corporate agent’s acts or omissions (i) were in breach of his duty of loyalty to the corporation or its shareholders, (ii) were not in good faith or involving a knowing violation of law or (iii) resulted in receipt by the corporate agent of an improper personal benefit.

Expenses incurred by a corporate agent in any proceeding may be paid in advance of the final disposition of such proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of the corporate agent to repay such amount if it is ultimately determined that the corporate agent is not entitled to be so indemnified.

The current Certificate of Incorporation and Bylaws limit or eliminate the liability of corporate agents of the Company to the fullest extent permitted by New Jersey law.

Filling of Vacancies on the Board of Directors

Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the shareholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

Under Delaware law, if there are no directors in office, then any officer or any shareholder or executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special shareholders’ meeting in accordance with the corporation’s certificate of incorporation or bylaws or may apply to the Court of Chancery for a decree summarily ordering an election.

Unless otherwise provided in the certificate of incorporation or the bylaws, any directorship not filled at the annual meeting, any vacancy, however caused, occurring in the board, and newly created directorships resulting from an increase in the number of directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum of the board of directors, or by a sole remaining director. A director so elected by the board shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

Under New Jersey law, if there are no directors in office, any shareholder or the executor or administrator of a deceased shareholder may call a special meeting of shareholders for the election of directors and, over his own signature, shall give notice of said meeting in accordance with New Jersey law.

Neither the Certificate of Incorporation nor the Bylaws currently provide for a different procedure for filling vacancies o the Board than the one prescribed by New Jersey law.

Preemptive Rights

Under Delaware law, shareholders do not have preemptive rights to subscribe to additional shares of stock or to any security convertible into such stock, unless the certificate of incorporation expressly provides for such right.

The Delaware Certificate of Incorporation does not provide for any preemptive rights.

Under New Jersey law, the shareholders of a corporation generally do not have preemptive rights unless the certificate of incorporation provides otherwise.

The Certificate of Incorporation of the Company currently does not provide for any preemptive rights.

Dividends	Delaware law generally provides that, subject to certain restrictions, the board of directors of every corporation may declare and pay dividends on the shares of its capital stock either out of its surplus or, in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.	New Jersey Law generally provides that a corporation may, by resolution of its board of directors, pay dividends unless (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the total assets of the corporation, after giving effect to such dividend, would be less than its total liabilities.

Repurchase of Shares	Delaware law provides that a corporation may generally redeem or repurchase shares of its stock unless the capital of the corporation is impaired or such redemption or repurchase would impair the capital of the corporation.	New Jersey law provides that a corporation may generally acquire its own shares subject to restrictions in its certificate of incorporation.

Shareholder Vote on Fundamental Issues or Extraordinary Corporate Transactions	Under Delaware law, a sale or other disposition of all or substantially all assets of a corporation, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the approval of the corporation’s board of directors and, with limited exceptions, the affirmative vote of a majority of the aggregate voting power of the outstanding stock entitled to vote on the transaction.	New Jersey Law provides that, a sale, lease, exchange or other disposition of all or substantially all of a corporation’s assets not in the regular course of business, a merger or consolidation of a corporation with another corporation or a dissolution of a corporation generally requires the affirmative vote of the corporation’s board of directors and the affirmative vote of a majority of the votes cast by shareholders entitled to vote thereon.

United States Federal Tax Consequences

The following discussion of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the IRS regarding the federal income tax consequences of the Reincorporation.

This discussion is for general information purposes only to shareholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company shareholder in light of the shareholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of the Company with and into Americrew Delaware, which will result in the Reincorporation, will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Reincorporation, would be as follows: (i) we and Americrew Delaware will not recognize any gain or loss as a result of the Reincorporation; (ii) no gain or loss will be recognized by holders of common stock on the conversion of the Common Stock into the common stock of Americrew Delaware; (iii) the aggregate adjusted tax basis of the common stock and preferred stock of Americrew Delaware received by a stockholder in connection with the Reincorporation will be the same as the aggregate adjusted tax basis of the Common Stock or Preferred Stock converted in connection with the Reincorporation; and (iv) the holding period, for U.S. federal income tax purposes, for the Americrew Delaware common stock received in connection with the Reincorporation by a stockholder will include the period during which the holder held the converted Common Stock or Preferred Stock.

If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then shareholders may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the shares of stock received in connection with the Reincorporation and the shareholders’ adjusted tax basis in the shares of stock converted in connection with the Reincorporation. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code.

SHAREholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

No Material Accounting Implications

We do not anticipate that effecting the Reincorporation will have any material accounting implications.

Reservation of Rights

We reserve the right to abandon the Reincorporation without further action by the shareholders at any time before the filing the Certificate of Merger with the New Jersey Secretary of State and the Delaware Secretary of State.

Dissenters’ Rights to Appraisal

Shareholders who did not consent, personally, or by proxy, to the Reincorporation are entitled to be paid the fair value of his, her or its shares of the Company’s Common Stock in accordance with Sections 14A:11-1 to 14A:11-3 of the NJBCA if they dissent from the Reincorporation. Set forth below is a brief summary of the provisions of NJBCA Sections 14A:11-1 to 14A:11-3.

Each non-consenting holder of shares of the Company’s Common Stock who asserts dissenters’ rights and who follows the procedures set forth in Section 14A:11-2 of the NJBCA, will be entitled to have his, her, or its shares of the Company’s Common Stock purchased by the Company for cash at their fair market value. The fair market value of such shares will be determined as of the day before the Effective Date of the Reincorporation.

A holder who wishes to exercise dissenters’ rights should file with the Company his, her, or its written notice of dissent by delivering it at PhoneBrasil International, Inc., 21 Omaha Street, Dumont, New Jersey 07628, Attention: Corporate Secretary, within 20 days of mailing of this Information Statement. Any non-consenting shareholder who fails to follow the foregoing procedures is not entitled to payment for his shares under NJBCA.

Within 10 days of the effective time of the Reincorporation, Americrew Delaware shall give written notice (the “Dissenter’s Notice”) of the effective time of the Reincorporation, by certified mail to each shareholder who previously filed written demand with respect to their right to dissent from the Reincorporation.

A shareholder of the Company wishing to exercise dissenters’ rights must send an additional written demand for payment of the fair value of the Common Stock to the Company within 20 days after the mailing of the Dissenter’s Notice. Not later than 20 days after making such written demand for payment of the fair value of the Common Stock, the shareholder shall submit the certificate or certificates representing his, her, or its Common Stock to the Company for notation thereon that a demand for payment of fair value has been made, whereupon the certificate or certificates shall be returned.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of his, her, or its shares of the Company’s Common Stock in connection with the Reincorporation. NJBCA establishes the procedures to be followed and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenters’ rights should carefully consider and comply with the provisions of these sections and consult his, her, or its legal advisor.

Upon filing by a non-consenting shareholder of a notice of election to dissent such non-consenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his, her, or its Common Stock pursuant to the NJBCA. If a stockholder loses dissenters’ rights, either by withdrawal of the written demand or otherwise, such shareholder will not have the right to receive a cash payment for his, her, or its Common Stock and will be reinstated to all of his, her, or its rights as a stockholder as they existed at the time of the filing of such demand.

THE PROVISIONS SET FORTH IN SECTIONS 14A:11-1 TO 14A:11-3 OF THE NJBCA ARE TECHNICAL AND COMPLEX. ANY SHAREHOLDER WHO MAY CONTEMLATE SEEKING TO EXERCISE RIGHTS TO DISSENT are urged to CONSULT WITH LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

Directors and Executive Officers

Set forth below is the list of and biographical information for each of our executive officers, current directors and the persons designated for election as directors pursuant to the Exchange Agreement, subject to compliance Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.

Name	Age	Title
P. Kelley Dunne	56	Chief Executive Officer; Director
Brian Weis	50	Chief Operating Officer; Director Designee*
Ross DiMaggio	51	Director
Jose L. Mercado, Jr.	52	Director Designee*
Earl Scott	60	Chief People Officer; Vice President of Workforce Development; Director Designee*
Keith Eckert	56	Chief Financial Officer
David Hauck	68	Operations Officer

*	Designated as a director pursuant to the Exchange Agreement, subject to compliance with Section 14(f) of the Exchange Act and Rule 14f-1 thereunder.

P. Kelley Dunne. P. Kelley Dunne was appointed Chief Executive Officer and a director of the Company upon the closing of the Acquisition under the Exchange Agreement. Mr. Dunne has served as the Chief Executive Officer of Novation Enterprises, LLC since February 2012 and resigned from that role upon becoming Chief Executive Officer of the Company. He was appointed a director because of his role as Chief Executive Officer of Novation and his knowledge of the industry.

Brian Weis. Brian Weis was appointed Chief Operating Officer of the Company upon closing of the Acquisition under the Exchange Agreement. Mr. Weis will also be designated to serve as a director subject to compliance with SEC Rule 14f-1. Mr. Weis has served as the President of Mikab since September 2002 and resigned from that role upon becoming the Chief Operating Officer of the Company. He was designated a director because of his role as Chief Operating Officer and his knowledge of the industry.

Earl Scott. Earl Scott was appointed as the Chief People Officer and Vice President of Workforce Development of the Company upon closing of the Acquisition under the Exchange Agreement. He will also be designated to serve as a director of the Company, pending compliance with SEC Rule 14f-1. Mr. Scott previously served as Senior Advisor & Consultant for Novation Enterprises, LLC from 2019 to 2021. From 2018 to 2020, Mr. Scott served as Founder and Chairman of gymGo. From 2012 to 2021, Mr. Scott served as Co-Founder and Vice Chairman of Warriors4Wireless. From 2014 to 2017, Mr. Scott served as Executive Vice President of Utilities Services for MasTec Communications. From 1992 to 2014, Mr. Scott served as Founder and Chief Executive Officer of DYNIS Inc. From 1983 to 1992, Mr. Scott served as the Systems Engineer at IBM and United States Department of Navy. He was designated a director because of his experience and his knowledge of the industry.

Keith Eckert. Mr. Eckert was appointed Chief Financial Officer of the Company upon the closing of the Acquisition under the Exchange Agreement. Mr. Eckert served as the Chief Financial Officer and VP/PE Ventures of Preakness Consulting Group LLC from 2015 to 2021.

Ross DiMaggio. Ross DiMaggio has served as the Company’s Chief Executive Officer and director since December 9, 2020. Mr. DiMaggio also serves as our Treasurer and Secretary, and served as our Principal Financial Officer until the closing of the Transaction. He shares control of DR Shell LLC, our former principal shareholder (the “Former Principal Shareholder”). Prior to December 9, 2020, Mr. DiMaggio served as a partner at DRC Partners, LLC, a merchant banking and strategic advisory firm focused on providing expert advisory services to address the needs of privately and publically-held companies, since February 2009. From February 2019 through July 2019, Mr. DiMaggio was a managing director of Noble Financial Group, broker-dealer where he provided advice on investor relations and the launch of a proprietary platform. Mr. DiMaggio has been the manager of Switchback Capital LLC, an investment fund since December 7, 2018.

Jose Mercado. Pursuant to the Exchange Agreement, Jose Mercado will be designated to serve as a director subject to compliance with SEC Rule 14f-1. Mr. Mercado has served as owner and President at Thunderbolt Solutions, LLC, a logistics and software development company, since 2018. Prior to that, from 2015 to 2018, Mr. Mercado served as Director of Operations at ASRC Federal, Mission Solutions. He was designated a director because he is a service disabled minority veteran with substantial relevant industry experience.

David Hauck. David Hauck has served as Operations Officer at Mikab since 1981.

EXECUTIVE COMPENSATION

Set forth below is the information regarding the compensation paid, distributed or accrued by us for the fiscal year ended December 31, 2020 and the fiscal year ended December 31, 2019 to our Chief Executive Officer (principal executive officer) serving during the last fiscal year and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”). In accordance with SEC rules, the determination of Named Executive Officers gives effect to the Transaction and reflects compensation paid to applicable individuals by Mikab during the periods covered.

Summary Compensation Table

Name and Principal Positions (a)	Fiscal Year (b)	Salary $ (c)	Bonus $ (d)	All Other Compensation $ (i)		Total $ (j)
Brian Weis (1)	2020	$166,420.50	$100,000	$30,000	(4)	$296,442.50
Chief Operating Officer	2019	$155,027.40	$30,000	$30,000	(4)	$215,027.40

Ross Dimaggio (2)	2020	‒	‒	‒		‒
Former Chief Executive Officer		‒	‒	‒		‒

David Hauck (3)	2020	$160,827.71	$100,000	$25,000	(4)	$285,827.71
Operation Officer	2019	$156,718.66	$30,000	$25,000	(4)	$211,718.66

(1)	Represents amounts paid to Mr. Weis by Mikab prior to the Transaction closing. As a result of the Transaction, Mr. Weis was appointed our Chief Operating Officer.

(2)	Mr. Dimaggio is our former Chief Executive Officer. He resigned from that role upon the closing of the Transaction. He did not receive any compensation during the periods covered. As of December 31, 2019, the Company did not have any officers.

(3)	Represents amounts paid to Mr. Hauck by Mikab prior to the Transaction closing. Mr. Hauck is the Operation Officer of Mikab.

(4)	Represents insurance and other benefits realized during the period covered.

Named Executive Officer Employment Agreements

Mikab employed Brian Weis and David Hauck pursuant to oral employment agreements. Prior to the Transaction, Mr. Weis received an annual salary of $166,420.50 and a car allowance of $1.031.25 per month, which was recently increased to $1,288.80 per month. Mr. Hauck received an annual salary of $160,827.71. We expect to enter into written Employment Agreements with P. Kelley Dunne, Brian Weis, Earl Scott and Keith Eckert with annual base salaries in the range of $275,000 - $300,000. The other benefits and compensation to these executive officers is expected to include medical, dental and related insurance benefits and car payments.

Termination Provisions

As of the date of this Information Statement, we have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a Named Executive Officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of such officers, or a change in control of the Company or a change in Named Executive Officers’ responsibilities.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2020, we did not have outstanding any unexercised options, stock or other equity incentive plan awards.

Director Compensation

To date, we have not paid our director any compensation for services on our Board.

Equity Compensation Plan Information

The Company does not have any securities authorized for issuance or outstanding under an equity compensation plan or equity compensation grants made outside of such a plan.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that Jose Mercado, a director designee, is independent under the Nasdaq listing rules.

Family Relationships

Other than the wife of Jose Mercado, a director designee, being the cousin of Brian Weis, our Chief Operating Officer and a director designee, there are no family relationships among our directors or officers.

Committees of the Board of Directors

We presently do not have an audit committee, compensation committee, or other committee or committees performing similar functions, as our management believes that until this point it has been premature at the early stage of our management and business development to form such committees.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at PhoneBrasil International, Inc., 21 Omaha Street, Dumont, New Jersey 07628, Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity brings a variety of ideas, judgments and considerations that benefit the Company and its stockholders. Although there are many other factors, the Board seeks individuals with experience on public company boards or the investment community, and experience on operating growing businesses particularly in the industries we serve. The Company understands that the SEC has approved Nasdaq’s new diversity rule and will seek to comply with it. The Company has confirmed that Mr. Scott is African American and Mr. Mercado is Hispanic and therefore each qualifies as a designated minority under the Rule.

Board Leadership Structure

We have chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for the Company at this time. Due to the Company’s size, it is more efficient to have Board leadership and day-to-day management of the Company’s business in the same hands. The challenges faced by us at this stage – implementing our business and marketing plans and continuing and managing our growth – are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

TRANSACTIONS WITH RELATED PERSONS

Set forth below is a brief description of the transactions since January 1, 2019 in which the Company was a participant and in which any director or executive officer of the Company, any known 5% or greater stockholder of the Company or any immediate family member of any of the foregoing persons, had a direct or indirect material interest as defined in Item 404(a) of Regulation S-K. As permitted by the SEC rules, discussion of employment relationships and compensation solely resulting from such employment relationships has been omitted to the extent disclosed in the Executive Compensation section of this Information Statement.

Effective October 1, 2021, all shares of the Company’s Preferred Stock then outstanding were exchanged for the shares of the newly designated Series A Preferred Stock.

Ross DiMaggio, director and former Chief Executive Officer of the Company, shares beneficial ownership of the Former Principal Shareholder which held approximately 96.65% of the Company’s capital stock prior to the Transaction and holds approximately 5.1% of the Company’s capital stock as a result of the Transaction. The Former Principal Shareholder is a party to the Exchange Agreement and agreed to cancel 9,000,000 shares of its Preferred Stock in order to facilitate the closing of the Transaction. Pursuant to the Exchange Agreement, the Company agreed to pay the Former Principal Shareholder $300,000 upon the earlier of (i) closing of financings of at least $7,000,000 or December 31, 2021. The Former Principal Shareholder also agreed to vote its Common Stock and Preferred Stock as directed by a majority of the former Mikab stockholders until they receive their 94.2% ownership allocation.

Each of Mikab Properties, LLC (“Mikab Properties”), 29 Aladdin Avenue Realty, LLC (“Aladdin”), 75 Second Street Realty, LLC (“75 Second Street”) and Mikab Realty, LLC (“Mikab Realty”) is a landlord under one of the Company’s building leases. Each of these entities are owned by certain of the Company’s principal stockholders, including Brian Weis, our Chief Operating Officer and director designee and a principal stockholder, and certain family trusts in which Mr. Weis and certain of his family members are trustees and/or beneficiaries. Additionally, David Hauck, a principal stockholder, officer and director designee, is a partial owner of Mikab Properties, LLC. The total rent paid by the Company under these leases was $170,400 in 2020 and $161,400 in 2019. The terms of each lease are summarized as follows:

●	The Mikab Properties lease is dated November 3, 2009. This lease is for our Dumont, New Jersey warehouse and administrative offices and has a term of 20 years ending on September 30, 2029. Under this lease, the Company pays Mikab Properties monthly rent of $6,500. The annual rent is subject to adjustment for inflation.

●	The Aladdin lease is dated January 1, 2021. Under this lease the Company rents general office and storage space located in Dumont, New Jersey. This lease is for a term of 60 months ending December 31, 2026. Monthly rent is $3,100 in 2021 increasing each year to $3,489 in 2025.

●	The 75 Second Street lease is dated January 1, 2021. Under this lease the Company rents storage space in Dumont, New Jersey for a term of 60 months ending December 31, 2025. Monthly rent is $1,200 in 2021 increasing each year to $1,311 in 2025.

●	The Mikab Realty lease is dated January 1, 2021. Under this lease the Company rents storage space in Dumont, New Jersey. This lease is for a term of 60 months ending December 31, 2025. Monthly rent is $1,200 in 2021, $1,236 in 2022, $1,273 in 2023, $1,273 in 2024, and $1,311 in 2025.

Additionally, some of our principal stockholders, directly and through their affiliated entities, own capital stock in New Jersey Tower Service Inc., Mikab Equipment Sales Inc., and L&W Engineering Corp. These entities provided equipment and services to the Company in exchange for payment by the Company of a total of $235,297 in 2020 and $318,869 in 2019.

During the period from May 27, through August 11, 2021, certain insiders (the “Related Party Lenders”) made a total of $430,000 of bridge loans to a Mikab subsidiary. It was intended that the loans were payable with 12% interest upon the earlier of the closing of the Transaction or September 1, 2021. The Related Party Lenders have agreed to defer payment until the closing of the first financing following the closing of the Transaction. In addition, the Company agreed to issue the lenders warrants to purchase a total of 8,600,000 shares (the “Related Party Warrants”). The Related Party Warrants will be exercisable at $0.019032, subject to the Reverse Split adjustment, beginning November 1, 2021 for a period expiring August 10, 2026. The Related Party Lenders are Brian Weis ($30,000), an entity controlled by Brian Weis ($150,000), Earl Scott ($150,000) and David Unger ($100,000) (a member of the Former Principal Shareholder).

During the fiscal year ended December 31, 2019, the Company borrowed $170,000 from Wesley Weis, a family member of our Chief Operating Officer. The total amount owed by the Company to Mr. Weis as of September 15, 2021 is $464,078.

Voting Securities and Principal Holders Thereof

The following table sets forth as of the Record Date, certain information known to us with respect to the beneficial ownership of the Company’s voting securities by (i) each person who is known by us to own of record or beneficially own more than 5% of the outstanding Common Stock, (ii) each of the Company’s directors and Named Executive Officers, and (iii) all of the Company’s directors and its executive officers as a group. Unless otherwise specified in the notes to this table, the address for each person is: PhoneBrasil International, Inc., 21 Omaha Street, Dumont, New Jersey 07628, Attention: Corporate Secretary.

Title of Class (1)	Name of Beneficial Holder	Amount of Beneficial Ownership (2)	Percentage Beneficially Owned (2)
Named Executive Officers and Directors: (3)
Common Stock	P. Kelley Dunne (4)	482,579,871	30.6%
Common Stock	Brian Weis (5)	263,450,700	16.7%
Common Stock	David Hauck (6)	148,486,114	9.4%
Common Stock	Ross Dimaggio (7)	80,390,570	5.1%

Common Stock	All directors and executive officers as a group (6 persons) (3)	1,161,138,805	73.4%

5% Shareholders:
Common Stock	John Sheridan (8)	334,093,757	21.2%
Common Stock	Earl Scott (9)	225,729,171	14.3%
Common Stock	Novation Enterprises, LLC (10)	185,607,643	11.8%
Common Stock	Weis Exemption Trust (11)	111,364,586	7.1%
Common Stock	David Unger (12)	82,390,570	5.2%

(1)	Does not include information regarding the holders of more than 5% of shares of Series A Preferred Stock as a separate class. The holders of Series A Preferred Stock vote together with the holders of Common Stock on all matters on an as-converted basis.

(2)	Based on the total of 1,576,285,714 shares of Common Stock, including (i) 29,034,000 shares of Common Stock outstanding as of the Record Date, and (ii) 1,547,251,714 shares of Common Stock underlying the 3,094,503.43 shares of Series A Preferred Stock outstanding as of the Record Date. Each share of Series A Preferred Stock is convertible into 500 shares of Common Stock and the holders of Series A Preferred Stock have the right to vote with the Common Stock on an as-converted basis on all matters submitted to a vote or consent by the shareholders. Beneficial ownership is determined in accordance with Rule 13d-3 and 13d-5 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under SEC rules, a person is considered a “beneficial owner” of a security if that person has or shares power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also considered to be a beneficial owner of any securities of which the person has a right to acquire beneficial ownership within 60 days. We believe that each individual or entity named has the sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted in the footnotes to this table.

(3)	Does not include director designees to be appointed pursuant to the Exchange Agreement.

(4)	Mr. Dunne is our Chief Executive Officer and a director. Includes (i) 296,972,229 shares of Common Stock issuable upon conversion of 593,944.5 shares of Series A Preferred Stock and (ii) 185,607,643 shares of Common Stock issuable upon conversion of 371,215.3 shares of Series A owned by Novation Enterprises, LLC, an entity which Mr. Dunne controls.

(5)	Mr. Weis is our Chief Operating Officer. Includes (i) 148,486,114 shares of Common Stock issuable upon conversion of 296,972.2 shares of Series A Preferred Stock, (ii) 111,364,586 shares of Common Stock issuable upon conversion of 222,729.2 shares of Series A Preferred Stock held by Weis Exemption Trust, of which Mr. Weis is a trustee, and (iii) 3,600,000 shares of Common Stock issuable upon exercise of the Related Party Warrants which the Company has agreed to issue to Mr. Weis and an entity controlled by Mr. Weis. See “Transactions with Related Persons” for more information regarding the Related Party Warrants.

(6)	Mr. Hauck is the Operation Officer of Mikab. Consists of the shares of Common Stock issuable upon conversion of 296,972.2 shares of Series A Preferred Stock.

(7)	Mr. DiMaggio is a director and former Chief Executive Officer. Includes (i) 18,000,000 shares of Common Stock held by DR Shell LLC, and (ii) 623,906 shares of Common Stock issuable upon conversion of 124,781.14 shares of Series A Preferred Stock owned by DR Shell LLC. Mr. DiMaggio is the manager of DR Shell LLC and shares the management and ownership with David Unger, a Related Party Lender.

(8)	Consists of the shares of Common Stock issuable upon conversion of 222,729.17 shares of Series A Preferred Stock owned by the Wesley R. Weis Family Dynasty Trust and 445,458.34 shares of Series A Preferred Stock owned by the Miriam C Weis Family Dynasty Trust. Mr. John Sheridan is the Trustee of the Wesley R. Weis Family Dynasty Trust and the Miriam C Weis Family Dynasty Trust. Address is 1 DeWolf Road Old Tappan, NJ 07675. Mr. Sheridan has the sole voting and dispositive power with respect to the shares to be issued to these trusts.

(9)	Mr. Scott is the Chief People Officer and Vice President of Workforce Development. Consists of (i) the shares of Common Stock issuable upon conversion of 442,458.3 shares of Series A Preferred Stock owned by Mr. Scott, and (ii) 3,000,000 shares of Common Stock issuable upon exercise of the Related Party Warrants the Company has agreed to issue to Mr. Scott. See “Transactions with Related Persons” for more information regarding the Related Party Warrants.

(10)	Consists of the shares of Common Stock issuable upon conversion of 371,215.3 shares of Series A Preferred Stock owned by Novation Enterprises, LLC. As the manager of Novation Enterprises, LLC, P. Kelley Dunne has voting and investment power with respect to these securities.

(11)	Consists of the shares of Common Stock issuable upon conversion of 222,729.2 shares of Series A Preferred Stock owned by the trust. Mr. Weis, our Chief Operating Officer, and Miriam Weis, his mother, share voting and investment power with respect to these securities as the trustees of the trust.

(12)	Includes (i) 18,000,000 shares of Common Stock held by DR Shell LLC, (ii) 623,906 shares of Common Stock issuable upon conversion of 124,781.14 shares of Series A Preferred Stock owned by DR Shell LLC, and (iii) 2,000,000 shares issuable upon exercise of the Related Party Warrants the Company has agreed to issue to Mr. Unger. See “Transactions with Related Persons” for more information regarding the Related Party Warrants. Mr. Unger shares the management and ownership of DR Shell LLC with Ross DiMaggio, a director and former Chief Executive Officer of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who own more than 10% of the Company’s Common Stock to file initial reports of ownership and changes in ownership of the Company’s Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of Company’s directors, executive officers, and persons who own more than 10% of the Company’s common stock failed to comply with Section 16(a) filing requirements, except the Form 3 for Mr. David Lazar, our former Chief Executive Officer, and Form 4 for Mr. Lazar, reporting the sale of the Company’s Common Stock and Preferred Stock to our Majority Shareholder were not filed.

Where You Can Find More Information

We are an Exchange Act reporting company and are required to file periodic reports on Form 10-K and 10-Q and current reports on Form 8-K. The SEC maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address.  Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may call the Company at (201) 387-7700 or mail a request to receive separate copies to PhoneBrasil International, Inc., 21 Omaha Street, Dumont, New Jersey 07628, Attention: Corporate Secretary, and we will promptly deliver the Information Statement to you upon your request.  Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

By order of the Board of Directors

/s/ P. Kelley Dunne
P. Kelley Dunne
Chief Executive Officer and Director
October 14, 2021

Annex A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF PHONEBRASIL INTERNATIONAL, INC.

PhoneBrasil International, Inc. (the “Company”), a corporation organized and existing under the New Jersey Business Corporation Act (the “NJBCA”), hereby certifies as follows:

1. Pursuant to the NJBCA, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding shares of common stock of the Company.

2. Section 1 of the Amended and Restated Certificate of Incorporation is amended to read in its entirety as follows:

1. The name of the corporation is Americrew Inc. (the “Corporation”).

3. Section 4(a) of the Amended and Restated Certificate of Incorporation is amended to read in its entirety as follows:

4. (a) The total number of shares of stock of all classes and series the Corporation shall have authority to issue is 85,000,000 shares consisting of (i) 75,000,000 shares of Common Stock, par value $0.001, and (ii) 10,000,000 shares of Preferred Stock, par value $0.001.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the NJBCA of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, each 100 shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. All fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share.

4. This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was duly adopted and approved by the stockholders of this Company on the _____ day of ___________, 2021 in accordance with the NJBCA.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation as of the _____ day of ____________, 2021.

PhoneBrasil International, Inc.

By:
Name:	P. Kelley Dunne
Title:	Chief Executive Officer

A-1

Annex B

AGREEMENT AND PLAN OF MERGER

OF

PHONEBRASIL INTERNATIONAL INC.

(A NEW JERSEY CORPORATION)

WITH AND INTO

AMERICREW INC.

(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated this _____ day of _________ 2021, by and between PhoneBrasil International Inc., a New Jersey corporation (the “Company”), and Americrew Inc., a Delaware corporation, a wholly-owned subsidiary of the Company (“Americrew Delaware”), is made with respect to the following facts.

RECITALS

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of New Jersey;

WHEREAS, Americrew Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for the Company and Americrew Delaware have determined that, for purposes of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of said two corporations and their stockholders that the Company merge with and into Americrew Delaware so that Americrew Delaware is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors of the Company and Americrew Delaware, and the stockholders of the Company, have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I — THE MERGER

1.1 The Merger; Surviving Corporation. Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), the Company shall be merged with and into Americrew Delaware, subject to and upon the terms and conditions provided in this Agreement, the applicable provisions of the New Jersey Business Corporation Act (the “NJBCA”) and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), and the separate existence of the Company shall cease. Americrew Delaware shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a) the Company: Americrew Inc., a corporation organized under and governed by the laws of the State of New Jersey with an address of 21 Omaha Street, Dumont, NJ 07628; and

(b) Americrew Delaware: Americrew Inc., a corporation organized under and governed by the laws of the State of Delaware with an address of 21 Omaha Street, Dumont, NJ 07628.

1.3 Surviving Corporation. Americrew Inc., a corporation organized under and governed by the laws of the State of Delaware, shall be the Surviving Corporation.

1.4 Address of Principal Office of the Surviving Corporation. The address of Americrew Delaware, as the Surviving Corporation, shall be 21 Omaha Street, Dumont, NJ 07628.

1.5 Effective Time. The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a) The executed Certificate of Merger (the “Certificate of Merger”) meeting the requirements of the NJBCA shall have been filed with the Secretary of State for the State of New Jersey; and

(b) The Certificate of Merger or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the NJBCA and the DGCL. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of the Company shall vest in Americrew Delaware, as the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of Americrew Delaware, as the Surviving Corporation.

1.7 Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of Americrew Delaware shall be the Certificate of Incorporation of the Surviving Corporation.

(b) From and after the Effective Time, the Bylaws of Americrew Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8 Officers and Directors. The officers of the Company immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the Company immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II — CONVERSION OF SHARES

2.1 Conversion of Common Stock of the Company. At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of the Company:

(a) each share of common stock, par value of $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.001 per share, of Americrew Delaware; and

(b) any shares of common stock of Americrew Delaware owned by the Company shall be canceled.

2.2 Options, Warrants, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of the Company under, and continue, the option plans and all other employee benefit plans of the Company, if any. Each outstanding and unexercised option, warrant, convertible note or other right to purchase, or security convertible into or exercisable for, the Company’s common stock (each, a “Right”), shall become, an option, right to purchase or a security convertible into the common stock of the Surviving Corporation, on the basis of one share of common stock of the Surviving Corporation for each one share of the Company’s common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price or conversion price equal to the exercise price or conversion price applicable to any such Right from and after the Effective Time. This Section 2.2(a) shall not apply to currently issued and outstanding common stock of the Company, which common stock is instead subject to Section 2.1 hereof.

(b) A number of shares of common stock of the Surviving Corporation shall be reserved for issuance upon the exercise of options, warrants and other convertible securities equal to the number of shares of the Company’s common stock so reserved immediately prior to the Effective Time.

2.3 Certificates. At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants, convertible notes or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants, convertible notes or other securities of Americrew Delaware, as the case may be, into which the shares of common stock, options, warrants, convertible notes or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants, convertible notes or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III — TRANSFER AND CONVEYANCE OF ASSETS
AND ASSUMPTION OF LIABILITIES

3.1 Transfer, Conveyance and Assumption. At the Effective Time, Americrew Delaware shall continue in existence as the Surviving Corporation, and without further action on the part of the Company or Americrew Delaware, succeed to and possess all the rights, privileges and powers of Americrew Delaware, and all the assets and property of whatever kind and character of the Company shall vest in Americrew Delaware without further act or deed. Thereafter, Americrew Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of the Company in accordance with the NJBCA.

3.2 Further Assurances. If at any time Americrew Delaware shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of the Company, or otherwise to carry out the provisions hereof, officers of the Company as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in Americrew Delaware and otherwise to carry out the provisions hereof.

ARTICLE IV — FURTHER ACTIONS

4.1 Additional Documents. At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE V — DISSENTING SHARES

Notwithstanding any provision of this Agreement to the contrary, shares of the Company common stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of this Agreement or the transactions contemplated thereby or consented thereto in writing and who has properly filed a written notice of dissent in accordance with Section 14A:5-6 of the NJBCA shall not be converted into a right to receive shares of the Surviving Corporation common stock, but instead shall be entitled only to such rights as are granted by Section 14A:11-2 of the NJBCA; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to dissent pursuant to Section 14A:11-4 of the NJBCA or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Sections 14A:11-2 et seq. of the NJBCA, such shares of the Company’s common stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Surviving Corporation common stock in accordance with this Agreement, without interest thereon.

ARTICLE VI — TERMINATION; AMENDMENT; WAIVER

6.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey, by mutual consent of the Board of Directors of Americrew Delaware and the Board of Directors of the Company.

6.2 Amendment. The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of New Jersey, if such amendment is approved by the Boards of Directors of Americrew Delaware and the Company.

6.3 Waiver. At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE VII — MISCELLANEOUS

7.1 Expenses. If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by the Surviving Corporation.

7.2 Notice. Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given) or by e-mail delivery (in which case a copy shall immediately be sent by certified mail, return receipt requested):

In the case of Americrew Delaware:

Americrew Delaware
21 Omaha Street

Dumont, NJ 07628

In the case of the Company:

PhoneBrasil International Inc.
21 Omaha Street

Dumont, NJ 07628

7.3 Non-Assignability. This Agreement shall not be assignable by either party hereto.

7.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

7.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

7.6 Headings. The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.7 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

IN WITNESS WHEREOF, the parties hereto have set their hand and seals the day and year first above written.

AMERICREW INC., a New Jersey corporation

By:
P. Kelley Dunne
Chief Executive Officer

AMERICREW INC., a Delaware corporation

By:
P. Kelley Dunne
Chief Executive Officer

Annex C

AMERICREW INC.

CERTIFICATE OF INCORPORATION

1. The name of the corporation is Americrew Inc. (the “Corporation”).

2. The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Dr., Wilmington, DE 19808. The name of its registered agent at such address is Corporation Service Company.

3. The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4. (a) The total number of shares of stock of all classes and series the Corporation shall have authority to issue is 85,000,000 shares consisting of (i) 75,000,000 shares of Common Stock, par value of $0.001 per share, and (ii) 10,000,000 shares of Preferred Stock, par value $0.001.

(b) Shares of Preferred Stock may be issued from time-to-time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors (the “Board”) of the Corporation as hereinafter provided. In connection with the establishment of any such series, the Board may determine and fix the designation of and the number of shares comprising such series, and such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, if any, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the Delaware General Corporation Law.

(c) Voting.

(1) Except as required by law, each share of Common Stock shall entitle the holder to one vote for each share of Common Stock held on any matter submitted to the stockholders of the Corporation for a vote or approval.

(2) Unless required by law, there shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock of the Corporation entitled to vote thereon (in addition to any vote of the holders of one or more series of Preferred Stock entitled to vote thereon) unless a different vote is required by applicable law.

(3) Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on the approval of any amendment to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock.

5. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

(a) Powers of the Board. In addition to the powers and authority expressly conferred upon them by applicable law or by this Certificate of Incorporation or the bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

(b) Number of Directors. Except as may be provided in a resolution or resolutions of the Board providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series and except as otherwise required by applicable law, the total number of directors constituting the Board shall be fixed from time-to-time in accordance with the Bylaws.

(c) Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III at the time such classification becomes effective.

(d) Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that (i) each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual stockholders’ meeting after the effectiveness of this Certificate of Incorporation; (ii) each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual stockholders’ meeting after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual stockholders’ meeting after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until such director’s successor is elected and qualified subject to his or her earlier death, disqualification, resignation or removal.

(e) Removal of Directors. Except as may be provided in a resolution or resolutions of the Board providing for any series of Preferred Stock with respect to any directors elected (or to be elected) by the holders of such series and except as otherwise required by applicable law, the Board or any individual director may be removed from office at any time but only for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors at a meeting of the stockholders duly called for that purpose.

6. Bylaws. Subject to any additional vote required by this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board then in office shall be required in order for the Board to adopt, repeal, alter, amend or rescind the Corporation’s Bylaws. The stockholders shall also have the power, upon the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon to adopt, repeal, alter, amend or rescind the Bylaws.

7. Stockholders’ Meetings.

(a) Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time-to-time by the Board or in the Bylaws.

(b) Election of directors need not be by written ballot unless the Bylaws shall so provide.

(c) Except as otherwise required by law, special meetings of the stockholders of the Corporation may be called only by (i) an officer of the Corporation pursuant to a resolution adopted by a majority of the Board then in office or (ii) the Chairperson of the Board.

8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

9. To the fullest extent permitted by law, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Section 9 to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law or other law of the State of Delaware as so amended. Any repeal or modification of the foregoing provisions of this Section 9 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

10. Indemnification.

(a) To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the Delaware General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law. Any amendment, repeal or modification of the foregoing provisions of this Section 10 shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

(b) Notwithstanding the indemnification provided for by this Section 10, the Corporation’s Bylaws, or any written agreement, such indemnity shall not include any advancement of expenses incurred by such indemnitees relating to or arising from any proceeding in which the Corporation asserts a direct claim against an Indemnitee, or an Indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise. Following the termination of any proceeding, the Corporation may provide indemnification in accordance with this Section 10, the Company’s Bylaws, any written agreement or the Delaware General Corporation Law.

11. Exclusive Jurisdiction and Venue.

(a) Delaware Chancery Court. This Certificate of Incorporation and the internal affairs of the Corporation shall be governed by and interpreted under the laws of the State of Delaware, excluding its conflict of laws principles. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation (except to the extent that the Securities Exchange Act of 1934 provides otherwise), (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer (or affiliate of any of the foregoing) of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws, or (iv) any other action asserting a claim arising under, in connection with, and governed by the internal affairs doctrine.

(b) United States District Court. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive jurisdiction for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

(c) Venue. The federal district courts of the United States of America located in the State of Delaware shall be the exclusive venue with respect to any cause of action arising under the Securities Act of 1933 or the Securities Exchange Act of 1934.

(d) Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 11.

IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of __________, 2021.

By:
Paul Kelley Dunne, Chief Executive Officer

Annex D

AMERICREW INC.

BYLAWS

Article I. Meeting of Stockholders

Section 1. Annual Meeting. The annual meeting of the stockholders of this Company shall be held at the time and place designated by the Board of Directors of the Company. The Board of Directors may determine, in its discretion, that any meeting of the shareholders may be held solely by means of remote communication. Business transacted at the annual meeting shall include the election of directors of the Company.

Section 2. Special Meetings. Special meetings of the stockholders shall be held when directed by (i) the Board of Directors, or (ii) the Chairperson of the Board of Directors.

Section 3. Place. Meetings of stockholders may be held within or without the State of Delaware. The Board of Directors may determine, in its discretion, that any meeting of the stockholders may be held solely by means of remote communication.

Section 4. Notice. Written notice stating the place, day and hour of the meeting, means of remote communication (if any), and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the meeting, either personally or by mail, by or at the direction of the chief executive officer, the president, the secretary, or persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Company, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable.  In lieu of mailing any notice and proxy statement, notice may be given by furnishing a Notice of Internet Availability of Proxy Materials in accordance with Rule 14a-16 under the Securities Exchange Act of 1934 and otherwise complying with that rule.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place (if any) to which the meeting is adjourned and the means of remote communication (if any) are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company; and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 7. Stockholder Quorum and Voting. 33 1/3% of the aggregate voting power of the outstanding shares of all classes or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of the aggregate voting power of the shares of all classes or series of voting stock present at the meeting in person or by proxy and entitled to vote on the subject matter shall be the act of the stockholders unless otherwise required by applicable law or the Certificate of Incorporation, provided, however, that the directors of the Company shall be elected by a plurality of such shares.

After a quorum has been established at a stockholders’ meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, provided, however, that if the certificate of designation of any class or series of stock provides for different or additional voting rights in accordance with the rights, preferences and designations of such class or series, the holders of such shares shall vote in accordance with the terms of the applicable certificate of designation.

Treasury shares, shares of stock of this Company owned by another corporation, the majority of the voting stock of which is owned or controlled by this Company, and shares of stock of this Company, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact.  A stockholder may also vote in person, by proxy, by telephone or electronically including over the Internet in accordance with the Securities Exchange Act of 1934 and rules of the Securities and Exchange Commission.

At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate stockholder; or, in the absence of any applicable bylaw, by such person as the Board of Directors of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of conflicting designation by the corporate stockholder, the chairman or co-chairman of the board, the chief executive officer, the president, any vice president, secretary and treasurer of the corporate stockholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting of a stockholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Stockholders Without a Meeting. Any action required by law, these bylaws, or the certificate of incorporation of this Company to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the DGCL.

Section 11. Advance Notice of Stockholder Nominees and Stockholder Business.  To be properly brought before an annual meeting or special meeting, nominations for the election of directors or proposals for other business must be:

(a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,

(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

(c) otherwise properly brought before the meeting by a stockholder.

For such other nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the Company not less than 90 days, nor more than 120 days prior to the meeting; provided, however, that in the event that less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder’s notice to the secretary shall set forth:

(i) the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

(ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice;

(iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

(v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors.

Section 2. Number. This Company shall have between one and nine directors. The number of directors may be established from time-to-time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the terms of any incumbent director.

Section 3. Election, Classes and Term. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign directors already in office to Class I, Class II or Class III at the time such classification becomes effective.

Each person elected by the stockholders or appointed by the Board of Directors to fill vacancies thereof shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that (i) each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual stockholders’ meeting after the effectiveness of the Certificate of Incorporation which established classified Board of Directors; (ii) each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual stockholders’ meeting after the effectiveness of the Certificate of Incorporation which established classified Board of Directors; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual stockholders’ meeting after the effectiveness of the Certificate of Incorporation which established classified Board of Directors; provided further, that the term of each director shall continue until such director’s successor is elected and qualified subject to his or her earlier death, disqualification, resignation or removal.

Section 4. Vacancies. Any vacancy occurring on the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

Section 5. Qualification. Directors need not be residents of the State of Delaware or stockholders of this Company.

Section 6. Compensation. The Board of Directors shall have authority to fix the compensation of directors.

Section 7. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a) one or more officers or employees of the Company whom the director reasonably believes to be reliable and competent in the matters presented,

(b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

(c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Company.

Section 8. Presumption of Assent. A director of the Company who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest or otherwise.

Section 9. Removal of Directors. At a meeting of the stockholders called expressly for that purpose (and not by written consent), any director or the entire Board of Directors may be removed, but only for cause, by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of directors.

Section 10. Quorum and Voting. A majority of the number of directors fixed in accordance with these bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Conflicts of Interest. No contract or other transaction between this Company and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b) The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the Company at the time it is authorized by the board, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board of Directors may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Notice of the time and place of meetings of the Board of Directors shall be given to each director by either personal delivery, any form of electronic notice including email or facsimile transmission, as long as the director is able to retain a copy of the notice, at least one day before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Meetings of the Board of Directors may be called by the chief executive officer or president of the Company or by any director.

Members of the Board of Directors may participate in a meeting of such Board by means of a telephone conference, video conference or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Company, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 15. Committees. The Board of Directors may designate from among its members such committees it deems prudent, such as, but not limited to, an executive committee, audit committee, compensation committee and corporate governance and nominating committee.

Article III. Officers

Section 1. Officers. The officers of this Company shall consist of a chief executive officer, president, chief operating officer, chief financial officer, chief accounting officer, any vice presidents designated by the Board of Directors, secretary, treasurer and such other officers as may be designated by the Board of Directors, each of whom shall be elected by the Board of Directors from time to time. Any two or more offices may be held by the same person. The failure to elect any of the above officers shall not affect the existence of this Company.  All officers shall be appointed by the Board of Directors.

Section 2. Duties. The officers of this Company shall have the following duties and such other duties as delegated by the Board of Directors or chief executive officer.

The chief executive officer shall be the president of the Company and shall have general and active management of the business and affairs of the Company subject to the directions of the Board of Directors, and shall preside at all meetings of the stockholders unless the Board of Directors has designated a Chairman of the Board.

The chief operating officer shall act whenever the chief executive officer shall be unavailable. The chief operating officer is responsible for the day-to-day activities of the Company and for the development, design, operation and improvement of its operations and shall perform such other duties as may be prescribed by the Board of Directors.

The chief financial officer shall be primarily responsible for all filings with the Securities and Exchange Commission. He shall furnish at meetings of the Board of Directors, or whenever requested, a statement of the financial condition of the Company.  Unless otherwise provided by the Board of Directors, the chief financial officer shall be the chief accounting officer.

The chief accounting officer shall keep correct and complete records of account, showing accurately at all times the financial condition of the Company. If the chief accounting officer is not also the chief financial officer, he shall provide assistance to the chief financial officer and act whenever the chief financial officer shall be unavailable.

Any vice president(s) shall have such titles as may be designated by the Board of Directors.

The secretary shall have custody of and maintain all of the corporate records, except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the chief executive officer.

The treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Company. He shall immediately deposit all funds of the Company coming into his hands in some reliable bank or other depositary to be designated by the Board of Directors and shall keep this bank account in the name of the Company.

Section 3. Removal of Officers. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby.

Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board of Directors.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Company shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Company shall be signed by two authorized officers of the Company, and may be sealed with the seal of the Company or a facsimile thereof. The signatures of the officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Company itself or an employee of the Company. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Company shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Company will furnish to any stockholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Company will furnish to any stockholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face:  the name of the Company; that the Company is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

In lieu of issuing stock certificates, the Company may issue shares without certificates in book entry form.

Section 3. Transfer of Stock. Shares of the Company shall be transferable in the manner prescribed by law and in these bylaws. Transfers of shares shall be made on the books of the Company only by the holder of record thereof, or by such person’s attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate, which shall be cancelled before a new certificate or uncertificated shares shall be issued. Except as provided in Section 4 of this Article, the Company shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933, the Company shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Securities Act of 1933.

Section 5. Lost, Stolen or Destroyed Certificates. The Company shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Company has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Company may direct, to indemnify the Company, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Company.

Article V. Books and Records

Section 1. Books and Records. This Company shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

This Company shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who is a holder of record of shares or is a beneficial owner of shares of stock of the Company, upon written demand under oath stating the purpose thereof, shall have the right to inspect for any proper purpose, in person or by agent or attorney, at any reasonable time or times during business hours, the books and records specified in Section 220 of the DGCL of stockholders and to make extracts therefrom.

Article VI. Dividends

Section 1. Declaration. The Board of Directors of this Company may, from time to time, declare and the Company may pay dividends on its shares in cash, property or its own shares, to the extent permitted by the Certificate of Incorporation and the DGCL.

Section 2. Record Date. In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Article VII. Corporate Seal

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

AMERICREW INC.

Article VIII. Amendment

These Bylaws may be altered, amended or repealed, and new bylaws may be made, by the Board of Directors. Notwithstanding any other provision of these Bylaws or any other provision of law that might otherwise permit a lesser vote of stockholders, the affirmative vote of the holders of at least 66 2/3% in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon shall be required in order for the stockholders of the Corporation to alter, amend, or repeal, in whole or in part, any provision of these Bylaws, or make or adopt any new bylaws.